CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Net Income (Loss) Attributable to Parent [Abstract]
Net income	$ 154,151	$ 187,438
Other comprehensive income, net of tax:
Currency translation adjustment	59,158	(32,040)
(Gain) / loss on cash flow hedge	(2,420)	9,084
Total comprehensive income	$ 210,889	$ 164,482